UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1400 Civic Place, Suite 250

Southlake, Texas 76092

(Address of principal executive office) (Zip Code)

(817) 488-7775
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2013, Emerge Energy Services LP (the “Partnership”) completed its initial public offering (the “Offering”) of 7,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at $17.00 per Common Unit, pursuant to a Registration Statement on Form S-1, as amended (File No. 333-187487), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on March 22, 2013, including a prospectus (the “Prospectus”) filed with the Commission on May 10, 2013 pursuant to rule 424(b).

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Credit Agreement

On May 14, 2013, in connection with the closing of the Offering, the Partnership entered into a $150 million senior secured revolving credit facility (the “new credit facility”) governed by a revolving credit and security agreement, dated as of May 14, 2013 (the “Credit Agreement”), among the Partnership, as parent guarantor, each of its subsidiaries, as borrowers (the “Borrowers”), and PNC Bank, National Association (“PNC Bank”), as administrative agent and collateral agent.  The Credit Agreement matures on the fifth anniversary of the closing date of the Offering.  The new credit facility will be available to repay existing indebtedness of the Partnership on the closing date of the Offering, to fund fees and expenses incurred in connection with the Offering and the credit facility, and for general business purposes, including working capital requirements, capital expenditures, permitted acquisitions, making debt payments (but not prepayments) when due, and making distributions and dividends. In addition, the Credit Agreement includes a sublimit of up to $15 million for the issuance of letters of credit. Substantially all of the assets of the Partnership and the Borrowers are pledged as collateral under the Credit Agreement.

The Credit Agreement contains various covenants and restrictive provisions and also requires maintenance of certain financial covenants as follows:

•                                          a fixed charge coverage ratio (as defined in the Credit Agreement) of not less than 1.10 to 1.00; and

•                                          a total leverage ratio (as defined in the Credit Agreement) of not greater than 3.00 to 1.00.  The requirement to maintain a certain total leverage ratio is subject to a provision for increase to 3.50 to 1.00 in connection with certain permitted acquisitions.

Loans under the credit facility will bear interest at the Partnership’s option at either:

•                                          a Base Rate (as defined in the Credit Agreement), which will be the base commercial lending rate of PNC Bank, as publicly announced to be in effect from time to time, plus an applicable margin ranging from 1.75% to 2.50% based on the Partnership’s total leverage ratio; or

•                                          LIBOR plus an applicable margin ranging from 2.75% to 3.50% based on the Partnership’s total leverage ratio.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

As more fully described in the section entitled “Certain Relationships and Related Party Transactions” of the Prospectus, which section is incorporated herein by reference, Emerge Energy Services GP LLC, the general partner of the Partnership (the “General Partner”), is controlled by Emerge Energy Services Holdings LLC (“Holdings”), which is ultimately controlled by Insight Equity Management Company LLC and its affiliated investment funds (collectively, “Insight Equity”) and members of our management.  Insight Equity and its affiliates own 100% of the equity interests in Holdings and therefore indirectly control the General Partner. As of May 14, 2013, Insight Equity and its affiliates indirectly own an aggregate of 10,567,981 Common Units, representing a 49.4% limited partner interest in the Partnership.

Registration Rights Agreement

In connection with closing of the Offering, the Partnership entered into a Registration Rights Agreement, dated as of May 14, 2013 (the “Registration Rights Agreement”), by and among AEC Resources LLC, Ted W. Beneski, Superior Silica Resources LLC (“SSR”), Kayne Anderson Development Company and LBC Sub V, LLC.  Pursuant to the Registration Rights Agreement, the Partnership has agreed to register for resale the restricted common units of the Partnership (the “Restricted Units”) issued to the other parties to the Registration Rights Agreement pursuant to the Contribution Agreement, as described under Item 2.01. The Partnership has also agreed to file a registration statement providing for resale of the Restricted Units as permitted by Rule 415 of the Securities Act of 1933 no later than July 1, 2014.  The Partnership has also agreed, subject to certain limitations, to allow the holders to sell Restricted Units in connection with certain registered offerings that the Partnership may conduct in the future and to provide holders of a specified number of Restricted Units the right to demand that the Partnership conduct an underwritten public offering of Restricted Units under certain circumstances.  The Registration Rights Agreement contains representations, warranties, covenants and indemnities that are customary for private placements by public companies.

The description of the Registration Rights Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Administrative Services Agreement

Also in connection with closing of the Offering, the Partnership entered into an Administrative Services Agreement, dated as of May 14, 2013, by and among the Partnership, the General Partner and Insight Equity Management Company LLC (the “Services Agreement”).

Pursuant to the Services Agreement, certain employees of Insight Equity Management Company LLC will provide certain general and administrative services to the General Partner and the Partnership in exchange for a monthly fee per employee, reimbursement for any travel or other expenses related to providing the general and administrative services and an hourly rate for legal fees.  The Partnership also is obligated to reimburse Insight Equity Management Company LLC for all third-party expenses it incurs on behalf of the Partnership or the General Partner.

The description of the Services Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On May 14, 2013, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to a contribution, conveyance and assumption agreement (the “Contribution Agreement”) by and among the General Partner, the Partnership, Emerge Energy Services Operating LLC (“Emerge Operating”), Holdings and the other parties thereto:

•                                          SSR conveyed its member interest in the General Partner to Superior Silica Holdings, LLC (“SSH”) as a capital contribution, and SSH in turn conveyed its member interest in the General Partner to Holdings as a capital contribution;

•                                          Insight Equity and Ted W. Beneski purchased the member interests in Holdings from SSH;

•                                          SSH conveyed its remaining interest in Superior Silica Sands LLC (“SSS”) to the Partnership in exchange for (i) 11,333,890 Common Units and (ii) the right to receive $17.0 million in cash, in part, as reimbursement for certain capital expenditures;

•                                          AEC Holdings LLC (“AEC Holdings”) conveyed its interest in Allied Energy Company LLC (“AEC”) to the Partnership in exchange for (i) 1,162,132 Common Units and (ii) the assumption of $33.7 million of AEC Holdings’ indebtedness by the Partnership;

•                                          Direct Fuels Partners, L.P. (“DF Partners”) conveyed its interest in Direct Fuels LLC (“Direct Fuels”) to the Partnership in exchange for (i) 3,223,658 Common Units and (ii) the right to receive $22.2 million in cash, in part, as reimbursement for certain capital expenditures;

•                                          The Partnership conveyed its interests in SSS, AEC and Direct Fuels to Emerge Operating, its operating subsidiary;

•                                          the public, through the underwriters, contributed $127,500,000 in cash (or $118,893,750 net of the underwriters’ discount and structuring fees) to the Partnership in exchange for the issuance of 7,500,000 Common Units; and

•                                          the agreement of limited partnership of the Partnership and the limited liability company agreements of the General Partner and of Holdings were amended and restated to the extent necessary to reflect the applicable matters set forth above and contained in the Contribution Agreement.

Pursuant to the Contribution Agreement, upon any exercise of the Over-Allotment Option (as defined in the Contribution Agreement), the Partnership will distribute the net proceeds from that exercise to DF Partners, AEC Holdings and SSH.

As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.  The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances of equity securities by the Partnership on May 14, 2013, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. Certain of the foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner (the “Board”) adopted the Emerge Energy Services LP 2013 Long-Term Incentive Plan (the “LTIP”) for officers, employees, consultants and directors of the Partnership, the General Partner and the Partnership’s subsidiaries.

The LTIP provides for the grant, from time to time at the discretion of the Board, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights and other unit-based awards. The LTIP limits the number of Common Units that may be delivered pursuant to awards under the LTIP to 2,312,968 Common Units. The LTIP will be administered by the Board or a designated committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference. In connection with the Offering and the LTIP, the Board also adopted the forms of time-vesting phantom unit agreement and performance-vesting phantom unit agreement, which are filed as Exhibits 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated in this Item 5.02 by reference.

Emerge Energy Services LP Director Compensation Program

On May 14, 2013, the Board adopted the Emerge Energy Services LP Director Compensation Program (the “Director Plan”). Any non-employee director not affiliated with the partnership, the General partner, or certain Insight Equity affiliates is eligible to receive awards under the Director Plan. Under the Director Plan, each eligible director will be entitled to receive an annual cash retainer of $50,000. In addition, each committee chairperson will receive a $10,000 annual cash retainer and each non-chair committee member will receive a $2,500 annual cash retainer. Annual retainers will be paid in cash quarterly in arrears and will be paid effective as of the first day of the calendar quarter in which the Offering occurred. Other than with respect to the calendar quarter in which the Offering occurred, annual retainers will be pro-rated to reflect any partial year of service.

Under the Director Plan, each eligible director serving on the Board at the closing of the Offering was granted 3,429 restricted units on the date of the closing of the Offering. These awards will vest in full on the first anniversary of the grant date, subject to continued service.

 In addition, under the Director Plan, any other eligible director who joins the Board will receive a grant of restricted units covering a number of units having a value equal to $60,000 when he or she joins the Board, pro-rated to reflect any partial year of service. Each restricted unit grant will vest in full on the anniversary of the closing of the Offering immediately following the applicable grant date, subject to the eligible director's continued service with the General Partner through the applicable vesting date. An eligible director serving on the Board as of an anniversary of the closing of the Offering will be granted a restricted unit award valued at $60,000 on the applicable anniversary of the closing of the Offering, which will vest in full on the first anniversary of the grant date subject to continued service through the applicable vesting date.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Director Plan, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP.

On May 14, 2013, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership and entered into its First Amended and Restated Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of Emerge Energy Services GP LLC

On May 14, 2013, in connection with the closing of the Offering, the General Partner amended and restated its limited liability company agreement (as amended and restated, the “LLC Agreement”). The amendments to the LLC Agreement include provisions regarding, among other things, the rights of the member of the General Partner, distributions and allocations and management by the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated as of May 14, 2013.
3.2	Amended and Restated Limited Liability Company Agreement of Emerge Energy Services GP, LLC, dated as of May 14, 2013.
10.1

Contribution, Conveyance and Assumption Agreement, dated as of May 14, 2013, by and among Emerge Energy Services GP LLC, Emerge Energy Services LP, Emerge Energy Services Operating LLC, Emerge Energy Services Holdings LLC, and the other parties thereto.

10.2

Revolving Credit and Security Agreement, dated as of May 14, 2013, among Emerge Energy Services LP, as parent guarantor, the Borrowers party thereto and PNC Bank, National Association, as administrative agent and collateral agent.

10.3	Emerge Energy Services LP 2013 Long-Term Incentive Plan.
10.4	Emerge Energy Services LP Director Compensation Program.
10.5

Registration Rights Agreement, dated as of May 14, 2013, by and among Emerge Energy Services LP, AEC Resources LLC, Ted W. Beneski, Superior Silica Resources LLC, Kayne Anderson Development Company and LBC Sub V, LLC.

10.6	Administrative Services Agreement, dated as of May 14, 2013, by and among Emerge Energy Services LP, Emerge Energy Services GP LLC and Insight Equity Management Company LLC.
10.7	Form of Emerge Energy Services LP 2013 Long-Term Incentive Plan Phantom Unit Agreement (Performance-Vesting Agreement).
10.8	Form of Emerge Energy Services LP 2013 Long-Term Incentive Plan Phantom Unit Agreement (Time-Vesting Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: May 20, 2013	By:	/s/ Rick Shearer
		Name:	Rick Shearer
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated as of May 14, 2013.
3.2	Amended and Restated Limited Liability Company Agreement of Emerge Energy Services GP, LLC, dated as of May 14, 2013.
10.1

Contribution, Conveyance and Assumption Agreement, dated as of May 14, 2013, by and among Emerge Energy Services GP LLC, Emerge Energy Services LP, Emerge Energy Services Operating LLC, Emerge Energy Services Holdings LLC, and the other parties thereto.

10.2

Revolving Credit and Security Agreement, dated as of May 14, 2013, among Emerge Energy Services LP, as parent guarantor, the Borrowers party thereto and PNC Bank, National Association, as administrative agent and collateral agent.

10.3	Emerge Energy Services LP 2013 Long-Term Incentive Plan.
10.4	Emerge Energy Services LP Director Compensation Program.
10.5

Registration Rights Agreement, dated as of May 14, 2013, by and among Emerge Energy Services LP, AEC Resources LLC, Ted W. Beneski, Superior Silica Resources LLC, Kayne Anderson Development Company and LBC Sub V, LLC.

10.6	Administrative Services Agreement, dated as of May 14, 2013, by and among Emerge Energy Services LP, Emerge Energy Services GP LLC and Insight Equity Management Company LLC.
10.7	Form of Emerge Energy Services LP 2013 Long-Term Incentive Plan Phantom Unit Agreement (Performance-Vesting Agreement).
10.8	Form of Emerge Energy Services LP 2013 Long-Term Incentive Plan Phantom Unit Agreement (Time-Vesting Agreement).